Exhibit 10.9

                  GROWTH MERGERS, INC./NEAH POWER SYSTEMS, INC.

                      LONG TERM INCENTIVE COMPENSATION PLAN

                            STOCK OPTION GRANT NOTICE

GROWTH MERGERS, INC. (the "Company" and also known by name change as Neah Power Systems, Inc., a Nevada corporation. but not yet trading under that name in the public market), pursuant to its Long Term Incentive Compensation Plan (the "Plan"), hereby grants to Grantee an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Grantee:                                John Drewery (or Novellus as set
                                        forth below)
Date of Grant:                          MARCH 22, 2006
Vesting Commencement Date:              MARCH 22, 2006
Number of shares Subject to Option:     1,000,000
Exercise Price (Per Share):             $0.20
Total Exercise Price:                   $200,000
Expiration Date:                        MARCH 23, 2011 (unless earlier
                                        terminated under Section
                                        7 of the Stock Option Agreement)

TYPE OF GRANT:      [_]  Incentive Stock Option(1) [X] Nonstatutory Stock Option

EXERCISE SCHEDULE:  [_] Same as Vesting Schedule   [X] Early Exercise Permitted

                    [_] Early Exercise Permitted (Subject to 6 Month Waiting Period for Employees Designates as Not Exempt Employees under Federal Wage and Hour Laws)


VESTING SCHEDULE: The option vests in its entirety at the later of the following two dates: (i) the achievement by the Company with the help of Grantee of objectives to be defined by the Technical Advisory Board of the Company over the next (6) months; or (ii) the provision of technical services to the Company by John Drewery, as a Company employee or as an employee of Novellus Systems, Inc. on loan to the Company for a continuous period of two full years from the Vesting Commencement Date. If the technical objectives to be defined by the specified in (ii) above are not both met on or before a date which is five (5) years after the Vesting Commencement Date, this option shall lapse and be without effect.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                    By cash or check

                    Pursuant to a Regulation T Program if the Shares are publicly traded

                    By delivery of already-owned shares of the Shares are publicly traded


ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Grantee and Conditional Grantee acknowledge receipt of, and understands and agree to, this Grant Notice, the Stock Option Agreement and the Plan, Grantee and Conditional Grantee further acknowledge that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Grantee and the Company regarding the acquisition of stock in the Company under options and similar incentive compensation and supersede all prior oral and written agreements in the subject. Grantee and Conditional Grantee further understand that in the event that Mr. Drewery fails to become an employee of the Company, but nevertheless provides a full two (2) years of continuous

------------------------

(1) If this is an incentive stock option, it (plus your other outstanding incentive stock options) cannot be first exercisable for more than $100,000 in any calendar year. Any excess over $100,000 is a nonstatutory stock option.


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services to the Company and meets the technical objectives to be defined by the
Technical Advisory Board of the Company, then the options granted hereunder are granted to the Conditional Grantee in lieu of the Grantee and are exercisable only by such conditional Grantee.

GROWTH MERGERS, INC./NEAH POWER SYSTEMS, INC.            GRANTEE:

By:                                                      By: /s/ John Drewery
    ----------------------------------------                 ----------------
Signature                                                Signature

                                                         Date: March 29, 2006
Title:
      ---------------------------------------
Date:
      ---------------------------------------
                                                         CONDITIONAL GRANTEE:

                                                         NOVELLUS SYSTEMS, INC.

                                                         By:
                                                            --------------------
                                                         Signature
                                                         Title:
                                                               -----------------
                                                         Date:
                                                              ------------------


ATTACHMENTS: Stock Option Agreement, Growth Mergers, Inc. Long Term Incentive Compensation Plan and Notice of Exercise